UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 26, 2016

Commission File No. 001-34269

Sharps Compliance Corp.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	74-2657168
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

9220 Kirby Drive, Suite 500 Houston, Texas 77054
(Address of Principal Executive Offices) (Zip Code)

(Registrant's telephone number, including area code)
(713) 432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Disclosure of Results of Operations of Financial Condition

Item 9.01	Financial Statements and Exhibits

SIGNATURES INDEX TO EXHIBITS Press Release

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2016, the Company announced its results of operations for the three months ended September 30, 2016.  A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 2.02 including Exhibit 99.1 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), and Section 11 of the Securities Act of 1933, as amended, otherwise subject to the liabilities of those sections nor incorporated by reference in any filing under the Exchange Act unless specifically referenced in such subsequent filing as being incorporated by reference. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 26, 2016 and may change thereafter.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Information

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

	Exhibit	Description

	99.1	Press Release, dated October 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharps Compliance Corp.

Date: October 26, 2016	By:	/s/ Diana P. Diaz
Diana P. Diaz
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated October 26, 2016